UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 16, 2020 (March 16, 2020)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

______________________________________

Virginia		1-8339	52-1188014
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place			757-629-2680
Norfolk,	Virginia		(Registrant’s telephone number, including area code)
23510-2191
(Address of principal executive offices, including zip code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.   Regulation FD Disclosure

Norfolk Southern Corporation plans to disseminate via its website certain communications provided to its customer and supply chain partners regarding how it is supporting its customers and protecting the safety of its employees in relation to the coronavirus (COVID-19). These communications and future updates regarding COVID-19 risk mitigation measures will be placed on Norfolk Southern’s home page under “COVID-19 Update” at http://www.norfolksouthern.com.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Virginia K. Fogg
Name: Virginia K. Fogg
Title: General Counsel

Date:  March 16, 2020